497(d)


                                 FT 268
              Select Financial Institutions Trust, Series 2

            Supplement to the Prospectus dated July 20, 1998

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units which, as a result of a reduction in the aggregate underlying value of the Equity Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.35 per Unit). In such case the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit but in no event will the maximum sales charge exceed 5.5% of the Public Offering Price per Unit.

August 27, 1998